Exhibit 99.1
SETTLEMENT AGREEMENT AND MUTUAL RELEASE
     This Settlement Agreement and Mutual Release (“Agreement”) is made and entered into as of the ___day of ___, 2005, by and between Michael F. Hinds (“Hinds”) and Ono Albany, Inc. (“Ono Albany”) and Consolidated Communications, Inc. (“CCI”), Consolidated Communications Holdings, Inc. (“CCHI”), and Providence Equity Partners, Inc., Providence Equity Partners IV, L.P., and Providence Equity Operating Partners IV, L.P. (collectively the “Providence Companies”). CCI, CCHI, and the Providence Companies may be referred to herein collectively as “Defendants.” Hinds and Defendants may be referred to herein collectively as the “Parties.” This Agreement is made subject to and without waiving CCHI’s and the Providence Companies’ objections to personal jurisdiction in Texas.
     WHEREAS, Hinds has asserted certain claims and causes of action against Defendants, in litigation in Galveston, Texas, styled Michael Hinds v. Providence Equity Partners, et al., Civil Action G-05-133, in the United States District Court for the Southern Division of Texas, Galveston Division (the “Litigation”) related to Hinds’ work as a consultant in relation to Defendants’ participation in the acquisition of TXU Communications Ventures Company (“TXU Communications”) and related to Hinds’ potential bid to acquire TXU Communications through Ono Albany or otherwise;
     WHEREAS, Hinds previously asserted essentially identical claims and causes of action in litigation in Houston, Texas, styled Michael Hinds v. Spectrum Equity Partners, Inc., et al., Cause No. 2004-11577, in the 151st Judicial District Court of Harris County, Texas (the “State Court Action”);
     WHEREAS, CCI, CCHI, and the Providence Companies have denied and continue to deny any liability for the claims and causes of action asserted in the Litigation and in the State Court Action; and
     WHEREAS, the Parties desire to avoid the expense and burden of continued litigation and to resolve fully and finally all disputes between and among Hinds and CCI, CCHI, and the Providence Companies without any admission of wrongdoing or liability by any Party;
     NOW, THEREFORE, in consideration of the foregoing and other mutual consideration, receipt of which is hereby acknowledged by the Parties hereto, and intending to be legally bound, the Parties hereby agree as follows:
TERMS OF SETTLEMENT
     1. CCHI Payment. On or before October 13, 2005, provided that the Board of Directors of CCHI approves payment and counsel for Defendants shall have received a copy of this Agreement executed by all Parties, CCHI shall pay to Hinds the sum of Two Million Five Hundred Thousand Dollars ($2,500,000), pursuant to the following wire transfer instructions:
Bank of Texas, N.A. — Houston, Texas
Arnold & Itkin LLP
Settlement Agreement and Mutual Release

Routing No. 111 014 325
Account No. 809 034 1011
     2. Dismissal of Action. Within five (5) days of the receipt of the consideration specified in Paragraph 1, the Parties will execute a Joint Stipulation of Dismissal under Federal Rule of Civil Procedure 41 (attached hereto as Exhibit A). Defendants will thereafter file the fully-executed Joint Stipulation of Dismissal with the Court.
     3. Release of CCI. For good, valuable, and sufficient consideration receipt of which is hereby acknowledged, Hinds and Ono Albany, on behalf of their past, present, and future directors, officers, shareholders, general or limited partners, members, employees, attorneys, parents, subsidiaries, affiliates, successors, assigns, and all predecessors and related entities, and any person claiming by or under any and all of them, do hereby forever release and discharge CCI and its past, present, and future directors, officers, shareholders, general or limited partners, members, employees, attorneys, parents, subsidiaries, affiliates, successors, assigns, predecessors and related entities, of any and all of them from any and all claims, demands, or suits, known or unknown, fixed or contingent, liquidated or unliquidated, whether or not asserted in the Litigation, arising from or related to the events and transactions which are the subject matter of the Litigation or which could have been asserted in the Litigation, and those arising from or related to any and all dealings between or among CCI, Hinds, and Ono Albany at any time.
     4. Release of CCHI. For good, valuable, and sufficient consideration receipt of which is hereby acknowledged, Hinds and Ono Albany, on behalf of their past, present, and future directors, officers, shareholders, general or limited partners, members, employees, attorneys, parents, subsidiaries, affiliates, successors, assigns, and all predecessors and related entities, and any person claiming by or under any and all of them, do hereby forever release and discharge CCHI and its past, present, and future directors, officers, shareholders, general or limited partners, members, employees, attorneys, parents, subsidiaries, affiliates, successors, assigns, predecessors and related entities, of any and all of them from any and all claims, demands, or suits, known or unknown, fixed or contingent, liquidated or unliquidated, whether or not asserted in the Litigation, arising from or related to the events and transactions which are the subject matter of the Litigation or which could have been asserted in the Litigation, and those arising from or related to any and all dealings between or among CCHI, Hinds, and Ono Albany at any time.
     5. Release of Providence Equity Partners, Inc. For good, valuable, and sufficient consideration receipt of which is hereby acknowledged, Hinds and Ono Albany, on behalf of their past, present, and future directors, officers, shareholders, general or limited partners, members, employees, attorneys, parents, subsidiaries, affiliates, successors, assigns, and all predecessors and related entities, and any person claiming by or under any and all of them, do hereby forever release and discharge Providence Equity Partners, Inc. and its past, present, and future directors, officers, shareholders, general or limited partners, members, employees, attorneys, parents, subsidiaries, affiliates, successors, assigns, predecessors and related entities, of any and all of them from any and all claims, demands, or suits, known or unknown, fixed or contingent, liquidated or unliquidated, whether or not asserted in the Litigation, arising from or related to the events and transactions which are the subject matter of the Litigation or which
Settlement Agreement and Mutual Release

could have been asserted in the Litigation, and those arising from or related to any and all dealings between or among Providence Equity Partners, Inc., Hinds, and Ono Albany at any time.
     6. Release of Providence Equity Partners IV, L.P. For good, valuable, and sufficient consideration receipt of which is hereby acknowledged, Hinds and Ono Albany, on behalf of their past, present, and future directors, officers, shareholders, general or limited partners, members, employees, attorneys, parents, subsidiaries, affiliates, successors, assigns, and all predecessors and related entities, and any person claiming by or under any and all of them, do hereby forever release and discharge Providence Equity Partners IV, L.P. and its past, present, and future directors, officers, shareholders, general or limited partners, members, employees, attorneys, parents, subsidiaries, affiliates, successors, assigns, predecessors and related entities, of any and all of them from any and all claims, demands, or suits, known or unknown, fixed or contingent, liquidated or unliquidated, whether or not asserted in the Litigation, arising from or related to the events and transactions which are the subject matter of the Litigation or could have been asserted in the Litigation, and those arising from or related to any and all dealings between or among Providence Equity Partners IV, L.P., Hinds, and Ono Albany at any time.
     7. Release of Providence Equity Operating Partners IV, L.P. For good, valuable, and sufficient consideration receipt of which is hereby acknowledged, Hinds and Ono Albany, on behalf of their past, present, and future directors, officers, shareholders, general or limited partners, members, employees, attorneys, parents, subsidiaries, affiliates, successors, assigns, and all predecessors and related entities, and any person claiming by or under any and all of them, do hereby forever release and discharge Providence Equity Operating Partners IV, L.P. and its past, present, and future directors, officers, shareholders, general or limited partners, members, employees, attorneys, parents, subsidiaries, affiliates, successors, assigns, predecessors and related entities of any and all of them from any and all claims, demands, or suits, known or unknown, fixed or contingent, liquidated or unliquidated, whether or not asserted in the Litigation, arising from or related to the events and transactions which are the subject matter of the Litigation or which could have been asserted in the Litigation, and those arising from or related to any and all dealings between or among Providence Equity Operating Partners IV, L.P., Hinds, and Ono Albany at any time.
     8. Release of Former Defendants. For good, valuable, and sufficient consideration receipt of which is hereby acknowledged, Hinds and Ono Albany, on behalf of their past, present, and future directors, officers, shareholders, general or limited partners, members, employees, attorneys, parents, subsidiaries, affiliates, successors, assigns, and all predecessors and related entities, and any person claiming by or under any and all of them, do hereby forever release and discharge each of Spectrum Equity Investors IV, L.P., Spectrum Equity Investors Parallel IV, L.P., Spectrum IV Investment Managers’ Fund, L.P., Spectrum Equity Investors III, L.P., SEI III Entrepreneurs’ Fund, L.P., Spectrum III Investment Managers’ Fund, L.P., Consolidated Communications Acquisition Texas, Inc., Richard A. Lumpkin, and Homebase Acquisitions LLC (collectively the “Former Defendants”), and all of their past, present, and future directors, officers, shareholders, general or limited partners, members, employees, attorneys, parents, subsidiaries, affiliates, successors, assigns, predecessors and related entities, of any and all of them from any and all claims, demands, or suits, known or unknown, fixed or contingent, liquidated or unliquidated, whether or not asserted in the Litigation, arising from or related to the
Settlement Agreement and Mutual Release

events and transactions which are the subject matter of the Litigation or which could have been asserted in the Litigation or were the subject matter of the State Court Action or which could have been asserted in the State Court Action, and those arising from or related to any and all dealings between or among Hinds, Ono Albany, and the Former Defendants at any time.
     9. Release of Hinds. For good, valuable, and sufficient consideration receipt of which is hereby acknowledged, each of the Defendants, on behalf of their past, present, and future directors, officers, shareholders, general or limited partners, members, employees, attorneys, parents, subsidiaries, affiliates, successors, assigns, and all predecessors and related entities, and any person claiming by or under any and all of them, do hereby forever release and discharge Hinds and his past, present, and future general or limited partners, employees, attorneys, successors, and assigns of any and all of them from any and all claims, demands, or suits, known or unknown, fixed or contingent, liquidated or unliquidated, whether or not asserted in the Litigation, arising from or related to the events and transactions which are the subject matter of the Litigation, and those arising from or related to any and all dealings between or among Hinds, CCI, CCHI, and Providence at any time.
     10. INDEMNIFICATION. TO THE EXTENT THAT ANY CLAIM RELEASED HEREIN MAY BE BROUGHT BY PERSONS OR ENTITIES CLAIMING BY, THROUGH, OR UNDER A PARTY OR BY KNOWN CLAIMANTS, THE PARTY THROUGH WHICH SUCH CLAIM IS BROUGHT AGREES TO INDEMNIFY, DEFEND, AND HOLD HARMLESS THE OTHER PARTIES, INCLUDING THE FORMER DEFENDANTS AND ANY PERSON OR ENTITY ASSOCIATED WITH ANY PARTY OR FORMER DEFENDANT, FROM AND AGAINST ANY LOSSES, LIABILITIES, COSTS OR EXPENSES, INCLUDING, WITHOUT LIMITATION, LEGAL FEES, COURT COSTS, JUDGMENTS, OR REASONABLE SETTLEMENT PAYMENTS ARISING FROM SUCH CLAIMS.
     11. No Prior Transfer of Claims. By executing this Agreement, each Party represents and warrants that it has not sold, assigned, transferred, or otherwise conveyed any of the claims, rights or causes of action that it had, has, or may have against any other Party.
     12. Authority. Each Party to this Agreement represents and warrants that the execution and delivery of this Agreement and the performance of such Party’s obligations hereunder will not violate its certificate of incorporation or bylaws or partnership agreement and will not conflict with or cause a breach under any agreement to which it is a party or by which its assets may be bound; and that each person signing this Agreement has the power and authority to sign this Agreement and to bind the entity on whose behalf it is signing and to carry out its obligations hereunder. Hinds represents that he is the sole beneficial owner of Ono Albany and has authority to sign this Agreement on behalf of Ono Albany.
     13. Presumption. This Agreement has been drafted by the Parties hereto and shall not be construed against one Party in favor of any other Party by reason of any presumption concerning the Party drafting this Agreement.
Settlement Agreement and Mutual Release

     14. Prior Agreements Superseded. This Agreement constitutes the final agreement between the Parties, contains all of the final covenants, terms, and conditions agreed upon by the Parties with reference to the Litigation, and terminates, supersedes, and replaces any and all prior contracts, agreements, arrangements, understandings, representations, promises, inducements, or other communications, whether written or oral, between the Parties. No other agreements, oral or otherwise, related to the Litigation shall be deemed to exist or to bind any of the Parties hereto. Each Party declares and represents that no oral understandings, statements, promises, or inducements contrary to the terms of this Agreement exist. This Settlement Agreement can only be amended in writing signed by all of the Parties hereto.
     15. Cooperation. The Parties agree to cooperate fully to execute any and all necessary supplementary documents and to take all additional steps or actions which may be necessary or appropriate in order to give full force and effect to the terms and intent of this Agreement.
     16. No Admissions. Nothing contained herein shall be deemed an admission by any Party hereto, and Defendants expressly deny any liability to Hinds.
     17. Notices. All notices required or permitted to be given hereunder shall be in writing and shall be deemed delivered when personally delivered, or received from an overnight delivery courier service, or when delivered by telecopier addressed as follows (or such other address as the Party may, by written notice to the other Party, designate as the address for purposes of notice hereinafter):

IF TO A DEFENDANT:	Mark K. Glasser
King & Spalding LLP
1100 Louisiana, Suite 4000
Houston, TX 77002
Tel.: (713) 751-3200
Fax: (713) 751-3290

IF TO HINDS:	Kurt B. Arnold
Arnold & Itkin LLP
909 Fannin, Suite 3838
Houston, Texas 77010
Tel.: (713) 654-0063
Fax: (713) 658-0674
     18. Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the interpretation of this Agreement.
     19. Waiver. Any waiver by any Party of any provision of this Agreement shall not operate as or be construed to be a waiver of any breach of that provision or of any breach of any provision of this Agreement. The failure of a Party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that Party of
Settlement Agreement and Mutual Release

the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.
     20. Invalidation of a Provision. If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any Party or circumstance, it shall nevertheless remain applicable to all other Parties and circumstances.
     21. Counterparts. This Agreement may be executed by the Parties in one or more facsimile counterparts and such facsimile counterparts shall each be deemed an original signature for all purposes including interpretation under governing law.
IN WITNESS THEREOF, the Parties hereto have caused this Agreement to be duly executed as of the day and year first written below.

Michael F. Hinds

Date: 9/27/2005	By: /s/ Michael F. Hinds
Name: Michael F. Hinds

Ono Albany, Inc.

Date: 9/27/2005	By: /s/ Michael F. Hinds
Name: Michael F. Hinds
Title: President and Chief
Executive Officer

Consolidated Communications, Inc.

Date : 10/10/2005	By: /s/ Robert J. Currey
Name: Robert J. Currey
Title: Chief Executive Officer

Consolidated Communications Holdings, Inc.

Date : 10/10/2005	By: /s/ Robert J. Currey
Name: Robert J. Currey
Title: Chief Executive Officer
Settlement Agreement and Mutual Release

Providence Equity Partners, Inc.

Date: 10/06/2005	By: /s/ Mark Pelson
Name: Mark Pelson
Title: Managing Director

Providence Equity Partners IV, L.P.

Date: 10/06/2005	By: /s/ Mark Pelson
Name: Mark Pelson
Title: Limited Partner of General
Partner

Providence Equity Operating Partners IV, L.P.

Date: 10/06/2005	By: /s/ Mark Pelson
Name: Mark Pelson
Title: Limited Partner of General
Partner
Settlement Agreement and Mutual Release